Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a) OF THE SECURITIES AND EXCHANGE ACT, AS AMENDED AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Sarah Higgins, certify that:
1.I have reviewed this annual report on Form 10-K/A of Paratek Pharmaceuticals, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/s/ SARAH HIGGINS
Sarah Higgins
Principal Financial Officer

Date: April 27, 2023